UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2006
(Date of Report (Date of earliest event reported))

LONGVIEW FIBRE COMPANY
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	001-10061 (Commission File Number)	91-0298760 (I.R.S. Employer Identification No.)

300 Fibre Way, Longview Washington 98632
(Address of principal executive offices) (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 27, 2006 Longview Fibre Company (the "Company") issued a press release announcing that members of AWPPW Local 153 voted to reject the Company’s proposed new labor agreement for its Longview, Washington mill. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number  Description

99.1  Press Release issued by Longview Fibre Company on July 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
Registrant

  By: L. J. MCLAUGHLIN
  Name: L. J. MCLAUGHLIN
   Title: Senior Vice President-Finance,
   Secretary and Treasurer

Dated: August 1, 2006

EXHIBIT INDEX

Exhibit Number  Description

99.1    Press release issued by Longview Fibre Company on July 27, 2006